SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 25, 2006


                                 MORGAN STANLEY
             (Exact name of registrant as specified in its charter)



          Delaware                  001-11758                 36-3145972

(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)


                     1585 Broadway, New York, New York 10036
           (Address of principal executive offices including zip code)

       Registrant's telephone number, including area code: (212) 761-4000

                                 Not Applicable
          (Former name or former address, if changed since last report)

                    -----------------------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 9.01 (d).     Exhibits

8-i Tax Opinion of Davis Polk & Wardwell, dated January 25, 2006, relating to the registrant's Global Medium-Term Notes, Series F, Senior Fixed Notes, Stock Participation Accreting Redemption Quarterly-Pay Securities, as described in the Prospectus Supplement dated January 25, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333-131266.








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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          MORGAN STANLEY
                                          Registrant



                                          /s/ W. Gary Beeson
                                          --------------------------------------
                                          Name: W. Gary Beeson
                                          Title: Assistant Secretary and Counsel


Date:     January 25, 2006






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


                                Index to Exhibits


Exhibit No.                        Description
-----------                        -----------


8-i Tax Opinion of Davis Polk & Wardwell, dated January 25, 2006, relating to the registrant's Global Medium-Term Notes, Series F, Senior Fixed Notes, Stock Participation Accreting Redemption Quarterly-Pay Securities, as described in the Prospectus Supplement dated January 25, 2006 and the Prospectus dated January 25, 2006 related to Registration Statement No. 333-131266.





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